Exhibit 99.6

PRELIMINARY PROXY CARD – SUBJECT TO COMPLETION PROXY CNB Financial Corporation PROXY FOR ANNUAL MEETING OF SHAREHOLDERS TO BE HELD [], 2025 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby constitutes and appoints Ms. Kylie Graham, Ms. Katie Anderson and Ms. Carla Higgins, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the “Annual Meeting of Shareholders”) of CNB Financial Corporation in such manner as they, or any of them, may determine on any matters which may properly come before the Annual Meeting of Shareholders to be held at [ ] EDT on [ ], 2025 or any adjournments thereof and to vote on the matters set forth on the reverse side as directed by the undersigned. The Annual Meeting of Shareholders will be held virtually. In order to attend the meeting, you must register at web.viewproxy.com/CNBFinancial/2025 by [ ] EDT on [ ], 2025. On the day of the Annual Meeting of Shareholders, if you have properly registered, you may enter the meeting by clicking on the link provided and the password you received via email in your registration confirmations. THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, FOR ANY NOMINEE. IT WILL BE VOTED “FOR” ALL NOMINEES UNDER PROPOSAL 1 AND WILL BE VOTED “FOR” PROPOSALS 2, 3, 4, 5 AND 6. THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON SUCH OTHER BUSINESS NOT KNOWN AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OF SHAREHOLDERS OR ANY ADJOURNMENTS THEREOF. (Continued, and to be marked, dated and signed, on the other side) t FOLD AND DETACH HERE AND READ THE REVERSE SIDE t Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held [ ], 2025. The Proxy Statement and our 2024 Annual Report to Shareholders are available at: web.viewproxy.com/CNBFinancial/2025

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4, 5 AND 6. Please mark your votes like this ? Proposal 1. To approve the issuance of shares of common stock, no par value, of CNB Proposal 3. To approve the CNB Financial Corporation 2025 Omnibus Incentive Plan. and pursuant among to CNB, the Agreement CNB Bank, and ESSA Plan Bancorp, of Merger Inc. (the , (“ESSA”), “merger and agreement”), ESSA Bank by & ??FOR ??AGAINST ??ABSTAIN Trust (“ESSA Bank”), dated as of January 9, 2025, pursuant to which (i) ESSA will merge with and into CNB, with CNB as the surviving entity, and (ii) ESSA Proposal 4. To vote on a non-binding advisory resolution to approve, the Bank will merge with and into CNB Bank, with CNB Bank as the surviving entity compensation of CNB’S named executive officers. (the “CNB share issuance proposal”). ??FOR ??AGAINST ??ABSTAIN ??FOR ??AGAINST ??ABSTAIN Proposal 5. To ratify Forvis Mazars, LLP as CNB’s independent registered public Proposal 2. To elect to the CNB Board of Directors the three Class 2 nominees named accounting firm for the fiscal year ending December 31, 2025. shareholders. below to serve a three-year term expiring at the 2028 annual meeting of CNB ??FOR ??AGAINST ??ABSTAIN Class 2 directors FOR AGAINST ABSTAIN Proposal 6. To approve one or more adjournments of the Annual Meeting of 01 Deborah Dick Pontzer ? ? ? Shareholders, if necessary or appropriate, to permit further solicitation 02 Nicholas N. Scott ? ? ? of proxies if there are insufficient votes at the time of the Anual Meeting 03 Julie M. Young ? ? ? meeting, of Shareholders, to approve or the at CNB an adjournment share issuance or proposal. postponement of that ??FOR ??AGAINST ??ABSTAIN WILL ATTEND THE MEETING ? DO NOT PRINT IN THIS AREA Date: ______________________________________________________, 2025 (Shareholder Name & Address Data) Signature Signature Note: Please sign exactly as your name or names appear on this card. Joint owners CONTROL NUMBER should each sign personally. If signing as a fiduciary or attorney, please give your exact title. [Graphic Appears Here] t FOLD AND DETACH HERE AND READ THE REVERSE SIDE t As a shareholder of CNB Financial Corporation you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by [ ], EDT, on [ ], 2025. SCAN TO CONTROL NUMBER VIEW MATERIALS & VOTE w PROXY VOTING INSTRUCTIONS Please have your 11 digit control number ready when voting by Internet or Telephone INTERNET TELEPHONE MAIL Vote Your Proxy on the Internet: Vote Your Proxy by Phone: Vote Your Proxy by Mail: Go to www.AALvote.com/CCNE Call 1 (866) 804-9616 Have your proxy card available Use any touch-tone telephone to Mark, sign, and date your proxy when you access the above vote your proxy. Have your proxy card, then detach it, and return website. Follow the prompts to card available when you call. it in the postage-paid envelope vote your shares. Follow the voting instructions to provided. vote your shares. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY